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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   ------------------------------------------
                                February 26, 2003
                   ------------------------------------------
                        (Date of earliest event reported)
                   ------------------------------------------

                      PRAECIS PHARMACEUTICALS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

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
                 Delaware                            000-30289                          04-3200305
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       (State or other Jurisdiction             (Commission File No.)         (IRS Employer Identification No.)
          of Incorporation)
----------------------------------------------------------------------------------------------------------------
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              830 WINTER STREET, WALTHAM, MASSACHUSETTS 02451-1420
          (Address of principal executive offices, including zip code)

                                 (781) 795-4100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         PRAECIS PHARMACEUTICALS INCORPORATED's press release dated February 26, 2003 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

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
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:

99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated February 26, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003       PRAECIS PHARMACEUTICALS INCORPORATED

                              By /s/ Kevin F. McLaughlin
                                 ----------------------------------------------
                                 Kevin F. McLaughlin
                                 Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER             DESCRIPTION
99.1               Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
                   February 26, 2003.
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